Exhibit 99.3

Kirks Tire LTD.

Index

January 31, 2014, 2013 and 2012

Collins Barrow Edmonton LLP
INDEPENDENT AUDITORS’ REPORT	2380 Commerce Place
10155—102 Street N.W.
Edmonton, Alberta
T5J 4G8 Canada
T. 780.428.1522
To the Shareholders of Kirks Tire Ltd.	F. 780.425.8189
www.collinsbarrow.com

Report on the Financial Statements

We have audited the accompanying financial statements of Kirks Tire Ltd., which comprise the balance sheets as of January 31, 2014, January 31, 2013 and January 31, 2012, and the related statements of operations, retained earnings and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Canadian Accounting Standards for Private Enterprises; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kirk’s Tire Ltd. as of January 31, 2014, January 31, 2013 and January 31, 2012, and the results of their operations and their cash flows for the years then ended in accordance with Canadian Accounting Standards for Private Enterprises.

Basis of Accounting

As more fully described in Note 2 to the financial statements, the Company’s policy is to prepare its financial statements on the basis of Canadian Accounting Standards for Private Enterprises which differ from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to that matter. Information relating to the nature and effect of such differences is presented in note 12 to the financial statements.

Edmonton, Alberta	/s/ Collins Barrow Edmonton LLP
June 25, 2014 except for Note 12 (footnotes (a) and (d)) which are as of August 18, 2014	Chartered Accountants

This office is independently owned and operated by Collins Barrow Edmonton LLP The Collins Barrow trademarks are used under License.

KIRKS TIRE LTD.

Balance Sheets

As at January 31, 2014, January 31, 2013 and January 31, 2012

	January 31, 2014	January 31, 2013	January 31, 2012
ASSETS
Current Assets
Cash	$3,335,664	$3,003,972	$3,057,437
Accounts receivable (Note 3 and Note 5)	8,454,030	5,657,716	6,093,789
Goods and Services Tax receivable	30,156	192,088	185,262
Inventories (Note 4)	5,756,489	8,980,481	7,860,693
Prepaid expenses	50,967	58,841	60,793
Income taxes receivable	—	—	248,218

	17,627,306	17,893,098	17,506,192

Loans receivable from related parties (Note 5)	3,811,861	12,509,058	10,778,106
Equipment (Note 7)	336,379	323,768	312,941
Investment	100	100	100

	$21,775,646	$30,726,024	$28,597,339

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities (Note 5)	$2,629,854	$7,202,232	$5,960,249
Income taxes payable	953,942	1,286,971	—
Management remuneration payable	—	1,735,000	5,299,650

	3,583,796	10,224,203	11,259,899

Loans payable to related parties (Note 5)	3,877,762	1,881,243	3,681,345
Shareholders’ loans (Note 6)	2,614,082	3,660,734	4,903,868

	10,075,640	15,766,180	19,845,112

SHAREHOLDERS’ EQUITY
Commons shares (Note 8)	150	150	150
Preferred shares (Note 8)	588,608	588,608	588,608
Contributed surplus	1,894,789	1,894,789	1,894,789
Retained earnings	9,216,459	12,476,297	6,268,680

	11,700,006	14,959,844	8,752,227

	$21,775,646	$30,726,024	$28,597,339

Commitments and Contingency (Note 10)

See accompanying notes

KIRKS TIRE LTD.

Statements of Operations

For the Years Ended January 31, 2014, January 31, 2013 and January 31, 2012

	January 31, 2014	January 31, 2013	January 31, 2012
Sales (Note 5)	$65,868,923	$61,086,565	$52,603,139
Cost of sales (Note 5)	50,720,892	48,665,083	43,159,770

Gross profit	15,148,031	12,421,482	9,443,369

Expenses
Wages and benefits	1,497,033	1,278,658	1,142,440
Automotive	222,339	164,902	165,594
Administrative	178,056	50,011	825
Repairs and maintenance	142,723	68,195	61,987
Utilities	119,314	112,658	112,914
Rent (Note 5)	115,800	115,800	115,800
Interest and bank charges	105,882	68,494	65,399
Office	105,271	86,787	69,148
Amortization	100,476	95,861	117,442
Advertising and promotion	82,966	71,317	60,625
Property taxes	67,098	63,554	60,376
Shop supplies	62,537	25,629	20,660
Travel	54,695	38,004	39,015
Insurance	50,876	52,697	41,941
Telephone	39,274	52,130	40,565
Dues and memberships	12,394	8,871	8,059
Professional fees	1,548	15,071	5,588
Bad debt expense (recovery)	(35,881)	104,573	771,702
Management salaries	—	1,735,000	5,299,650

	2,922,401	4,208,212	8,199,730

Income before other revenue and income taxes	12,225,630	8,213,270	1,243,639

Other revenue
Interest income	55,229	54,562	45,019
Gain on sale of equipment	36,327	6,542	6,399

Income before income taxes	12,317,186	8,274,374	1,295,057
Income taxes expense	3,077,024	2,066,757	343,804

Net income	$9,240,162	$6,207,617	$951,253

See accompanying notes

KIRKS TIRE LTD.

Statements of Retained Earnings

For the Years Ended January 31, 2014, January 31, 2013 and January 31, 2012

	January 31, 2014	January 31, 2013	January 31, 2012
Balance, beginning of year	$12,476,297	$6,268,680	$5,317,427
Net income	9,240,162	6,207,617	951,253
Dividends paid	(12,500,000)	—	—

Balance, end of year	$9,216,459	$12,476,297	$6,268,680

See accompanying notes

KIRKS TIRE LTD.

Statements of Cash Flows

For the Years Ended January 31, 2014, January 31, 2013 and January 31, 2012

	January 31, 2014	January 31, 2013	January 31, 2012
Cash provided by (used in):
Operating Activities
Net income	$9,240,162	$6,207,617	$951,253
Items not affecting cash
Amortization	100,476	95,861	117,442
Gain on sale of equipment	(36,327)	(6,542)	(6,399)

	9,304,311	6,296,936	1,062,296

Change in non-cash working capital items (Note 9)	(6,042,923)	(1,476,067)	143,010

	3,261,388	4,820,869	1,205,306

Investing Activities
Purchase of equipment	(154,534)	(193,798)	(157,166)
Proceeds on disposal of equipment	77,774	93,652	27,416
Advances to related parties	(3,807,320)	(8,705,534)	(5,087,723)
Repayments from related parties	12,504,518	6,974,582	5,567,412

	8,620,438	(1,831,098)	349,939

Financing Activities
Repayments to shareholders	(15,580,910)	(1,269,568)	—
Advances from shareholders	2,034,258	26,433	790,967
Advances from related parties	3,866,554	1,324,990	3,114,163
Repayments to related parties	(1,870,036)	(3,125,091)	(3,454,708)

	(11,550,134)	(3,043,236)	450,422

Increase (decrease) in cash	331,692	(53,465)	2,005,667
Cash, beginning of year	3,003,972	3,057,437	1,051,770

Cash, end of year	$3,335,664	$3,003,972	$3,057,437

See accompanying notes

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

1. Nature of operations

The Company was incorporated under the Alberta Business Corporations Act on January 30, 1990 and operates a tire distribution sales and service business.

2. Summary of significant accounting policies

Basis of presentation

These financial statements are prepared in accordance and in compliance with Canadian accounting standards for private enterprises (“ASPE”), as issued by the Canadian Institute of Chartered Accountants (“CICA”).

Revenue recognition

Revenue is recognized when the goods have been delivered, the services have been completed, the transaction has been accepted by the customer and collection is reasonably assured. The Company reports its revenue net of returns, sales discounts and volume rebates to customers.

Interest revenue is recognized on an annual basis as it is earned.

Translation of Foreign Currency

Monetary assets and liabilities of the Company are translated into Canadian dollars at the rate of exchange in effect at the balance sheet date. Revenue and expense items are translated at rates of exchange in effect at the respective transaction months. The resulting exchange gains or losses are included in net earnings. Non-monetary assets and liabilities, arising from transactions denominated in foreign currencies, are translated at rates of exchange in effect at the date of the transaction.

Foreign Currency Contracts

The Company may enter into foreign currency forward contracts to reduce exposure to foreign currency fluctuations. The contracts are measured at fair value and the resulting gains or losses, that would be realized if the position was sold before the valuation dates, are recorded as unrealized gains or losses.

Vendor Rebates and Allowances

The Company participates in various purchase rebate programs with its major tire vendors including early payment incentives and volume purchase rebates based on defined levels of purchase volume. These arrangements enable the Company to earn rebates that reduce the cost of merchandise purchased. Vendor rebates and allowances are accrued as earned. Vendor rebates and allowances earned are initially recorded as a reduction in the cost of merchandise inventories and are included in operations (as a reduction of cost of goods sold) in the period the related product is sold.

Allowance for doubtful accounts

The allowance for doubtful accounts reflects management’s best estimate of losses on the accounts receivable balances. The company maintains an allowance for doubtful accounts that is estimated based on a

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

variety of factors including accounts receivable aging, historical experience and other currently available information, including events such as customer bankruptcy and current economic conditions. Interest is charged on overdue account receivable balances. A provision is recorded in the period in which the receivable is deemed uncollectible.

Inventories

Inventories are valued at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition including volume rebates and allowances from vendors. The cost of inventories is determined using the first-in, first-out (FIFO) method. Net realizable value is the estimated selling price in the ordinary course of business, less costs necessary to complete the sale. Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on purchases in the recent past and/or expected future demand.

Equipment

Property and equipment are recorded at cost less accumulated amortization.

Amortization is calculated at the following annual rates:

Automotive	-	30% declining balance basis
Computer equipment	-	55% declining balance basis
Manufacturing equipment	-	30% straight-line basis
Shop equipment	-	20% declining balance basis

Property and equipment are tested for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. The carrying amount of a long-lived asset is not recoverable when it exceeds the sum of the undiscounted cash flows expected from its use and eventual disposal. In such a case, an impaired loss must be recognized and is equivalent to the excess of the carrying amount of a long-lived asset over its fair value.

Investments

The company accounts for its investments using the cost method. The carrying value of each investment is reviewed annually and written down below cost if there is a loss of value.

Income taxes

The Company uses the future income taxes method to account for income taxes. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Future income taxes have not been recorded as they are considered insignificant.

Use of estimates

The preparation of these financial statements in conformity with Canadian Accounting Standards for Private Enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

the reported amounts of revenues and expenses during the reporting period. Significant estimates included in the financial statements are the valuation of accounts receivable, valuation of inventory, and the estimated useful life of long-lived assets for purposes of calculating amortization. Actual results could differ from those estimates.

Financial Instruments

Measurement of financial instruments

The company initially measures its financial assets and liabilities at fair value, except for certain non-arm’s length transactions. The Company subsequently measures all its financial assets and financial liabilities at amortized cost, except for equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in net income.

Financial assets measured at amortized cost include cash, accounts receivable and loans receivable from related parties.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, management remuneration payable, loans payable to related parties and shareholders’ loans.

Impairment

Financial assets measured at cost are tested for impairment when there are indicators of impairment. The amount of the write-down is recognized in net income. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal is recognized in net income.

Transaction costs

The Company recognizes its transaction costs in net income in the period incurred. However, the carrying amount of the financial instruments that will not be subsequently measured at fair value is reflected in the transaction costs that are directly attributable to their origination, issuance or assumptions.

3. Accounts Receivable

Accounts Receivable consists of the following:

	January 31, 2014	January 31, 2013	January 31, 2012
Accounts Receivable—Trade	$9,979,368	$7,328,758	7,660,258
Allowance for Doubtful Accounts	(1,525,338)	(1,671,042)	(1,566,469)

	$8,454,030	$5,657,716	$6,093,789

4. Inventories

Inventory consists of the following:

	January 31, 2014	January 31, 2013	January 31, 2012
Tires	$5,736,837	$8,970,484	$7,856,484
Parts	19,652	9,997	4,209

	$5,756,489	$8,980,481	$7,860,693

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

At the fiscal year end, inventory included volume rebates and allowances of $ 595,000 (January 31, 2013—$1,093,336, January 31, 2012—$898,381).

Cost of sales reported on the statement of operations include $50,720,892 (January 31, 2013—$48,665,083, January 31, 2012—$43,159,770) of inventories recognized as an expense during the year.

5. Loans Receivable from/Payable to Related Parties and Related Party Transactions

Loans receivable from related parties are as follows:

	January 31, 2014	January 31, 2013	January 31, 2012
Integra Tire & Auto Centres Canada Ltd.	$48,503	$—	$—
Kirk Tire Distributors Ltd.	22,843	—	1,008
Pask Technology Group Inc.	93,878	4,541	—
Regional Tire Distributors (Manitoba) Inc.	3,646,637	—	—
Tirecraft Edmonton Truck Centre Ltd.	—	4,037,756	858,110
Regional Tire Distributors (Vernon) Inc.	—	1,029,582	795,422
Ranger Tire Inc.	—	752,997	752,998
Regional Tire Distributors (Saskatchewan) Inc.	—	3,467,827	326,019
Regional Tire Distributors (Victoria) Inc.	—	554,592	277,842
TCBC Holdings Inc.	—	235,357	—
Regional Tire Distributors (Edmonton) Inc.	—	711,308	2,365,960
Ward Tires, Inc.	—	1,565,774	40,965
KDW Enterprises Ltd.	—	149,324	40,860
Kirk’s Tire (Edmonton) Ltd.	—	—	50,000
Treads West Retreading Inc.	—	—	1,340,501
Tirecraft Canada Ltd.	—	—	21,000
Elrich Calgary Corp.	—	—	314,671
L&K Tire Inc.	—	—	1,530,169
Regional Tire Distributors (Calgary) Inc.	—	—	1,848,046
1494974 Alberta Ltd.	—	—	180,000
VLK Properties Ltd.	—	—	34,535

	$3,811,861	$12,509,058	$10,778,106

Loans receivable from the companies noted above are unsecured, non-interest bearing and have no stated terms of repayment. As the loans receivable have no stated terms of repayment and are not expected to be repaid within the next year, they have been classified as long term assets.

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

Loans payable to related parties are as follows:

	January 31, 2014	January 31, 2013	January 31, 2012
Regional Tire Distributors (Saskatchewan) Inc.	$107,560	$—	$—
Regional Tire Distributors (Edmonton) Inc.	3,750,000	—	400,000
Regional Tire Distributors (Calgary) Inc.	4,593	286,353	—
Kirk’s Tire (Red Deer) Ltd.	5,080	17,840	7,233
Kirk’s Mid-Way Tire Ltd.	9,347	20,151	125,236
Kirk’s Tire (Cardston) Ltd.	1,066	2,160	—
Kirk’s Taber Ltd.	116	39	800,015
Elrich Calgary Corp.	—	927,007	—
Son Tirecraft Burnaby Inc.	—	91,237	—
Ward Tires, Inc.	—	34,304	34,304
Kirk’s Tire (Edmonton) Ltd.	—	309	—
590545 Alberta Ltd.	—	500,000	500,000
Kirk’s Tire (Brooks) Ltd.	—	1,843	4,277
TCBC Holdings Inc.	—	—	31,736
Regional Tire Distributors (Langley) Inc.	—	—	478,544
767021 Alberta Ltd.	—	—	1,300,000

	$3,877,762	$1,881,243	$3,681,345

Loans payable to the companies noted above are unsecured, non-interest bearing and have no stated terms of repayment. As the related parties have agreed in writing not to demand repayment of any portion of the loan balances prior to February 1, 2015, the loans have been classified as long term liabilities.

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

Included in accounts receivable are the following balances payable to the related parties as at the fiscal year-end:

	January 31, 2014	January 31, 2013	January 31, 2012
Ward Tires, Inc.	$262,051	$84,157	$1,663
Ranger Tire Inc.	8,393	183,089	2,152,394
Trail Tire Distributors Ltd.	860,172	—	449,910
Elrich Calgary Corp.	69,403	273	—
Integra Tire & Auto Centres Canada Ltd.	209,159	—	—
Pask Technology Group Inc.	41	—	—
Pasta Fresco	1,170	—	—
TCBC Holdings Inc.	474,032	—	—
B&K Vehicles Inc.	296	—	—
Commercial Tire Inc.	2,240	11,988	356
Oasis Sales & Service Ltd.	1,105	—	—
1299068 Alberta Ltd.	28,828	—	232,481
KDW Enterprises Ltd.	173,560	118,928	53,280
CAJM Holdings Ltd.	10,659	4,224	655
Treads West Retreading Inc.	3,224	462	—
Tirecraft Lloydminster Truck Centre Inc.	3,032	1,425	754
Kirk’s AdminCo Ltd.	960	6,000	—
Kirk’s Tire (Cardston) Ltd.	139,428	98,452	116,950
Kirk’s Tire (Red Deer) Ltd.	33,035	117,219	87,394
Kirk’s Tire (Brooks) Ltd.	58,017	191,556	96,868
Kirk’s Taber Ltd.	247,468	204,682	200,671
Kirk’s Tire (Edmonton) Ltd.	35,981	64,383	9,325
Kirk’s Mid-Way Tire Ltd.	520,009	432,240	643,536
Regional Tire Distributors (Edmonton) Inc.	48,891	—	169,817
Regional Tire Distributors (Vernon) Inc.	532,480	121,723	38,956
Regional Tire Distributors (Calgary) Inc.	97,974	95,353	238,722
Regional Tire Distributors (Langley) Inc.	47,608	88,169	90,654
Regional Tire Distributors (Victoria) Inc.	451,817	—	59,317
L&K Tire Inc.	—	64,765	—
Kirk Tire Distributors Ltd.	—	7,234	—
Regional Tire Distributors (Saskatchewan) Inc.	—	63,898	195,227
Kirk’s Tire (Calgary) Ltd.	—	—	174
Tirecraft Aldergrove	—	—	1,394
Extreme Wheel Distributors Ltd.	—	—	5
590545 Alberta Ltd.	—	—	311

	$4,321,033	$1,960,220	$4,840,814

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

Included in accounts payable and accrued liabilities are the following balances payable to the related parties as at the fiscal year-end:

	January 31, 2014	January 31, 2013	January 31, 2012
Ward Tires, Inc.	$1,475	$41,715	$340,350
Ranger Tire Inc.	111,959	37,698	81,876
Extreme Wheel Distributors Ltd.	5,737	495	4,860
Trail Tire Distributors Ltd.	16,996	16,914	18,998
Elrich Calgary Corp.	9,743	410,635	410,710
Pask Technology Group Inc.	474	386	224
590545 Alberta Ltd.	7,875	56,868	—
L&K Tire Inc.	73,368	3,482	—
B&K Vehicles Inc.	9,560	—	—
KDW Enterprises Ltd.	26,904	46,768	182,576
Son Tirecraft Burnaby Inc.	4,779	—	—
Tirecraft Edmonton Truck Centre Ltd.	403,536	9,794	39,581
Kirk Tire Distributors Ltd.	269	—	—
Kirk’s AdminCo Ltd.	138	223	351
Kirk’s Tire (Cardston) Ltd.	34	1,497	76
Kirk’s Tire (Red Deer) Ltd.	68,651	60,165	43,812
Kirk’s Tire (Brooks) Ltd.	24,044	11,826	93,838
Kirk’s Taber Ltd.	22,236	39,395	58,539
Kirk’s Tire (Edmonton) Ltd.	11,167	4,453	8,801
Tirecraft of Calgary	11,624	54,453	38,238
TCBC Holdings Inc.	17,893	—	7,179
Tirecraft Western Canada Ltd.	14,678	10,584	85,516
Kirk’s Mid-Way Tire Ltd.	49,516	24,738	140,064
BJK Holdings Ltd.	570,900	268,138	795,601
Regional Tire Distributors (Edmonton) Inc.	8,462	840,739	24,588
Regional Tire Distributors (Vernon) Inc.	25,756	—	—
Regional Tire Distributors (Saskatchewan) Inc.	72,196	—	—
Regional Tire Distributors (Calgary) Inc.	110,146	476,564	39,371
Regional Tire Distributors (Langley) Inc.	35,780	888,248	3,592
Treads West Retreading Inc.	—	921	4,125
Commercial Tire Inc.	—	—	53,090
Kirk’s Tire (Calgary) Ltd.	—	320	9,159
Regional Tire Distributors (Victoria) Inc.	—	16,171	—
Tirecraft Canada Ltd.	—	—	29,536

	$1,715,896	$3,323,190	$2,514,651

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

The following summarizes the Company’s related party transactions included in sales:

	January 31, 2014	January 31, 2013	January 31, 2012
1299068 Alberta Ltd	$6,324,015	$8,815,582	$8,118,225
Commercial Tire Inc.	157,087	145,642	195,884
Integra Tire & Auto Centres Canada Ltd.	144,679	—	—
KDW Enterprises Ltd.	1,200,006	684,485	328,218
Kirk’s Tire (Brooks) Ltd.	2,377,544	2,126,831	1,910,220
Kirk’s Tire (Cardston) Ltd.	1,298,124	1,215,298	1,172,879
Kirk’s Tire (Edmonton) Ltd.	1,049,189	637,086	776,834
Kirk’s Mid-Way Tire Ltd.	5,607,725	5,730,464	5,471,719
Kirk’s Tire (Red Deer) Ltd.	1,750,172	1,906,419	1,896,594
Kirk’s Taber Ltd.	2,713,119	2,914,555	2,261,559
L&K Tire Inc.	500	—	—
Oasis Sales & Service Ltd.	785	—	—
Regional Tire Distributors (Calgary) Inc.	4,104,982	2,642,510	2,259,935
Regional Tire Distributors (Edmonton) Inc.	648,512	770,468	1,195,376
Regional Tire Distributors (Langley) Inc.	1,374,047	834,921	999,544
Regional Tire Distributors (Manitoba) Inc.	263,195	—	—
Regional Tire Distributors (Saskatchewan) Inc.	770,928	937,043	322,559
Regional Tire Distributors (Vernon) Inc.	1,799,215	1,763,106	1,790,672
Regional Tire Distributors (Victoria) Inc.	328,150	279,913	90,879
TCBC Holdings Inc.	1,645,316	—	1,632,830
Tirecraft Lloydminster Truck Centre Inc.	575,076	465,064	346,711
Tirecraft Nisku Inc.	26,972	6,546	7,387
Trail Tire Distributors Ltd.	8,193,227	7,023,218	5,452,383
Tirecraft Aldergrove	—	1,838,785	1,244
590545 Alberta Ltd.	—	1,088	—
Tirecraft Richmond	—	2,584	—

	$42,352,565	$40,741,608	$36,231,652

The following summarizes the Company’s related party transactions included in cost of sales and expenses:

	January 31, 2014	January 31, 2013	January 31, 2012
Pask Technology Group Inc.	$5,483	$5,391	$5,705
Kirk’s Adminco Ltd.	3,057	3,212	7,262
BJK Holdings Ltd.	880,585	—	—
W.R. Kirk Holdings Ltd.	115,800	115,800	115,800
590545 Alberta Ltd.	94,500	306,256	398,921
Commercial Tire Inc.	—	142,328	—

	$1,099,425	$572,987	$527,688

Related party expenses to Pask Technology Inc. and Kirk’s Adminco Ltd. have been included in office expense. Related party expenses to 590545 Alberta Ltd., Commercial Tire Inc. and BJK Holdings Ltd. have been included in cost of sales. Related party expenses to W.R. Kirk Holdings Ltd. have been included in rent expense.

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

The following summarizes all the Company’s volume bonuses received and rebilled to related and unrelated parties:

	January 31, 2014	January 31, 2013	January 31, 2012
Volume bonuses received	$9,737,286	$7,776,280	$6,492,767

Volume bonuses rebilled:
Integra Tire & Auto Centres Canada Ltd.	285,339	—	—
KDW Enterprises Ltd.	152,840	—	151,800
Kirk’s Tire (Edmonton) Ltd.	3,561	—	—
Regional Tire Distributors (Calgary) Inc.	1,119,087	828,223	187,075
Regional Tire Distributors (Edmonton) Inc.	2,308,423	1,403,495	698,113
Regional Tire Distributors (Langley) Inc.	905,479	594,365	918,436
Regional Tire Distributors (Manitoba) Inc.	399,332	—	—
Regional Tire Distributors (Saskatchewan) Inc.	387,357	578,995	—
Regional Tire Distributors (Vernon) Inc.	348,608	265,248	123,304
Regional Tire Distributors (Victoria) Inc.	206,559	146,091	330
TCBC Holdings Inc.	4,835	—	—
Tirecraft Edmonton Truck Centre Ltd.	101,363	277,568	98,347
Tirecraft of Calgary	1,350	342,950	—
Ranger Tire Inc.	16,646	—	—
Kamloops Tire Ltd.	885	—	—
Tiresmith Inc.	55,254	60,622	64,589
Ward Tires, Inc.	5,370	127,334	318,447
BJK Holdings Ltd.	—	3,708,798	1,318,201
Commercial Tire Inc.	—	51,342	100,785
Elrich Calgary Corp.	—	—	182,645
L&K Tire Inc.	—	—	1,731,416
Trail Tire Distributors Ltd.	—	—	6,467
OK Tire 99 Street	—	—	136,000
Tirecraft Canada Ltd.	—	(145,976)	83,396
Tirecraft Western Canada Ltd.	—	(110,517)	254,976

	6,302,288	8,128,538	6,374,327

Volume bonuses recognized as income (expense)	$3,434,998	$(352,258)	$118,440

Companies not directly related to Kirk’s Tire Ltd. that received volume bonuses are Ranger Tire Inc., Kamloops Tire Ltd., Tiresmith Inc., Ward Tires, Inc., Trail Tire Distributors Ltd. and OK Tire 99 Street.

The relationship between Kirk’s Tire Ltd. and each of the companies above is as follows:

The following companies are jointly controlled by a director of Kirk’s Tire Ltd.: KDW Enterprises Ltd., Kirk’s Tire (Edmonton) Ltd., L&K Tire Inc., Kirk’s Tire (Brooks) Ltd., Regional Tire Distributors (Langley) Inc., Commercial Tire Inc., Kirk’s AdminCo Ltd., Tirecraft Western Canada Ltd., Tirecraft Nisku Inc., BJK Holdings Ltd., W.R. Kirk Holdings Ltd., Tirecraft Edmonton Truck Centre Ltd., TCBC Holdings Inc., Regional Tire Distributors (Edmonton) Inc., Elrich Calgary Corp., Regional Tire Distributors (Calgary) Inc., 1494974 Alberta Ltd., VLK Properties Ltd., Kirk’s Tire (Red Deer) Ltd., 590545 Alberta Ltd., 767021 Alberta Ltd., B&K Vehicles Inc., 1299068 Alberta Ltd., Tirecraft Lloydminster Truck Centre Inc., Tirecraft Aldergrove, and Tirecraft Richmond.

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

The following companies are significantly influenced by a director of Kirk’s Tire Ltd.: Integra Tire & Auto Centres Canada Ltd., Regional Tire Distributors (Manitoba) Inc., Regional Tire Distributors (Saskatchewan) Inc., Regional Tire Distributors (Victoria) Inc., Regional Tire Distributors (Vernon) Inc., Tirecraft Canada Ltd., Kirk’s Mid-Way Tire Ltd., Kirk’s Tire (Cardston) Ltd., Kirk’s Taber Ltd., and Son Tirecraft Burnaby Inc.

The following companies are indirectly owned by a director of Kirk’s Tire Ltd.: Pask Technology Group Inc., Pasta Fresco, Oasis Sales & Service Ltd., CAJM Holdings Ltd., and BJK Holdings Ltd.

Kirk Tire Distributors Ltd. is owned by a close family member of a director of Kirk’s Tire Ltd.

The following companies are related to Kirk’s Tire Ltd. as the directors of the companies share joint ownership with Kirk’s Tire Ltd. companies listed above: Ranger Tire Inc., Ward Tires, Inc., Treads West Retreading Inc., Trail Tire Distributors Ltd., Extreme Wheel Distributors Ltd., OK Tire 99th Street, Kirk’s Tire (Calgary) Ltd., Tirecraft of Calgary, Kamloops Tire Ltd. and Tiresmith Inc.

These transactions are in the normal course of operations and have been reported in these financial statements at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

6. Shareholders’ Loans

Shareholders’ loans at January 31, 2014 which includes amounts outstanding at January 31, 2013 and January 31, 2012 are unsecured, non-interest bearing, and are due February 1, 2015.

7. Equipment

	January 31, 2014
	Cost	Accumulated Amortization	Net
Automotive	$484,048	$258,778	$225,270
Computer equipment	60,170	51,929	8,241
Manufacturing equipment	435,923	431,628	4,295
Shop equipment	394,031	295,458	98,573

	$1,374,172	$1,037,793	$336,379

	January 31, 2013
	Cost	Accumulated Amortization	Net
Automotive	$474,436	$292,152	$182,284
Computer equipment	60,170	41,857	18,313
Manufacturing equipment	435,923	429,787	6,136
Shop equipment	388,536	271,501	117,035

	$1,359,065	$1,035,297	$323,768

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

	January 31, 2012
	Cost	Accumulated Amortization	Net
Automotive	$488,610	$314,904	$173,706
Computer equipment	66,600	19,474	47,126
Manufacturing equipment	435,923	427,158	8,765
Shop equipment	332,581	249,237	83,344

	$1,323,714	$1,010,773	$312,941

8. Share Capital

Authorized:
Unlimited number of Class “A”, “B”, “C” and “D” common voting shares
Unlimited number of Class “E”, “F”, “G” and “H” common non-voting shares

Unlimited number of Class “I” Preferred voting shares redeemable or retractable at $6,534.47 per share, entitled to non-cumulative annual dividends in an amount not to exceed 15% of redemption amount of the shares

Unlimited number of Class “J” Preferred non-voting shares redeemable or retractable at $1,000.00 per share, entitled to non-cumulative annual dividends in an amount not to exceed 15% of redemption amount of the shares

	January 31, 2014	January 31, 2013	January 31, 2012
Issued:
1,500 Class A common shares	$150	$150	$150

380 Class I preferred shares	588,308	588,308	588,308
5,900 Class J preferred shares	300	300	300

	588,608	588,608	588,608

	$588,758	$588,758	$588,758

9. Non-cash Working Capital Items

Non-cash working capital items related to operations are as follows:

	January 31, 2014	January 31, 2013	January 31, 2012
Accounts receivable	$(2,796,314)	$436,073	$(3,958,562)
Goods and Services Tax receivable	161,932	(6,826)	3,296
Inventories	3,223,992	(1,119,788)	(730,348)
Prepaid expenses	7,874	1,952	(22,958)
Accounts payable and accrued liabilities	(4,572,378)	1,241,983	4,275,113
Income taxes payable/receivable	(333,029)	1,535,189	(223,181)
Management remuneration payable	(1,735,000)	(3,564,650)	799,650

	$(6,042,923)	$(1,476,067)	$143,010

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

10. Commitments and Contingency

The Company has provided a continuing guarantee limited to $600,000 to 1707588 Alberta Ltd., a company indirectly owned by a director of Kirk’s Tire Ltd., along with two other companies to assist in the purchase of 134 acres of residential development land.

The Company provides continuing guarantees without limit for the purchase of inventory from Michelin and Cooper Tire made by its related parties.

11. Financial Instruments

Credit Risk

The Company is susceptible to credit risk on its accounts receivable and mitigates this risk through an extensive credit evaluation process.

The Company is susceptible to concentration of credit risk as its accounts receivable consists of 51% from related parties (January 31, 2013—35%, January 31, 2012—79%) and revenue consists of 64% from related parties (January 31, 2013—66%, January 31, 2012—69%).

Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company is exposed to this risk mainly in respect to its accounts payable and accrued liabilities and its management remunerations payable. At January 31, 2014 the company had a working capital balance of $14,043,510 (January 31, 2013—$7,668,895, January 31, 2012—$6,246,293).

Foreign Currency Risk

Currency risk is the risk to the Company’s earnings that arises from fluctuations of foreign exchange rates and the degree of volatility of these rates. The Company is susceptible to foreign currency risk on its US dollar cash balance in the amount of $418,984 as at January 31, 2014 (January 31, 2013—$405,552, January 31, 2012—$618,371). The Company mitigates this risk through the use of foreign currency futures contracts.

12. Canadian Accounting Standards for Private Enterprises and US GAAP Reconciliation

The financial statements of the Company have been prepared in accordance with Canadian Accounting Standards for Private Enterprises. The material differences between the accounting policies used by the Company under Canadian Accounting Standards for Private Enterprises and US GAAP are disclosed below.

a) Income Taxes

Under US GAAP, the Company recognizes a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50 per cent likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit. An unrecognized tax benefit is disclosed as a long-term liability unless the Corporation anticipates a payment or receipt within one year in respect of the position.

KIRKS TIRE LTD.

Notes to the Financial Statements

January 31, 2014, January 31, 2013 and January 31, 2012

Under US GAAP the Company is required to calculate and record corporate income taxes based on enacted corporate income tax rates. Under the Canadian Accounting Standards for Private Enterprises, the Company had calculated and recognized corporate income taxes using substantively enacted corporate income tax rates. For the Company, enacted and substantively enacted corporate tax rates are the same; as a result no differences to calculated and recognized corporate income taxes arise. There are no material differences between the Company’s statutory income tax rate and the effective tax rate.

b) Variable interest entities

The Company has performed a review of the entities with which it conducts business and has concluded that there are no entities that are required to be consolidated or variable interests that are required to be disclosed under the requirements of ASC Topic 810, Consolidation of Variable Interest Entities.

c) Preferred shares

Under US GAAP, the Company recognizes preferred shares at stated capital value as part of equity if there is not an unconditional obligation for the Company to redeem the shares by transferring an asset on a specified or determinable date or upon an event that is certain to occur. For the Company, there is no unconditional obligation for the preferred shares to be redeemed at the option of the holder at January 31, 2012, January 31, 2013 and January 31, 2014, therefore the stated value of the preferred shares has been reported as an equity component.

d) Comprehensive Income

US GAAP requires the presentation of a Statement of Comprehensive Income. The Company has no items that would cause such presentation to differ from the amounts presented as Net Income in the accompanying financials statements.